
MERRILL LYNCH & CO., INC.
                                                                                                                       Exhibit 99(i)
                                                                                                                        Attachment I

PRELIMINARY UNAUDITED EARNINGS SUMMARY
U.S. GAAP BASIS                                                         For the Three Months Ended            Percent Inc / (Dec)
                                                              --------------------------------------------   -----------------------
                                                              December 27,  September 27,    December 28,    4Q02 vs.      4Q02 vs.
(in millions, except per share amounts)                              2002           2002            2001         3Q02          4Q01
                                                              -----------   ------------     -----------     --------      --------

NET REVENUES
  Commissions                                                     $ 1,071        $ 1,122         $ 1,195         (4.5)%      (10.4)%
  Principal transactions                                              358            377             586         (5.0)       (38.9)
  Investment banking
      Underwriting                                                    420            332             538         26.5        (21.9)
      Strategic advisory                                              163            163             210            -        (22.4)
  Asset management and portfolio service fees                       1,106          1,217           1,279         (9.1)       (13.5)
  Other                                                               148            165              82        (10.3)        80.5
                                                                  -------        -------         -------
    Subtotal                                                        3,266          3,376           3,890         (3.3)       (16.0)

  Interest and dividend revenues                                    3,212          3,484           3,684         (7.8)       (12.8)
  Less interest expense                                             2,273          2,498           2,822         (9.0)       (19.5)
                                                                  -------        -------         -------
    Net interest profit                                               939            986             862         (4.8)         8.9
                                                                  -------        -------         -------

  TOTAL NET REVENUES                                                4,205          4,362           4,752         (3.6)       (11.5)
                                                                  -------        -------         -------

NON-INTEREST EXPENSES
  Compensation and benefits                                         1,983          2,228           2,291        (11.0)       (13.4)
  Communications and technology                                       434            421             537          3.1        (19.2)
  Occupancy and related depreciation                                  225            218             257          3.2        (12.5)
  Brokerage, clearing, and exchange fees                              175            182             198         (3.8)       (11.6)
  Advertising and market development                                  114            125             128         (8.8)       (10.9)
  Professional fees                                                   155            135             137         14.8         13.1
  Office supplies and postage                                          62             62              83            -        (25.3)
  Goodwill amortization                                                 -              -              51            -       (100.0)
  Other                                                               145            130             346         11.5        (58.1)
  Research related expenses                                           100              -              -           N/M          N/M
  (Recoveries)/expenses related to September 11                       (21)          (191)             43        (89.0)         N/M
  Restructuring and other charges                                      10             (2)          2,193          N/M        (99.5)
                                                                  -------        -------         -------
  TOTAL NON-INTEREST EXPENSES                                       3,382          3,308           6,264          2.2        (46.0)
                                                                  -------        -------         -------
EARNINGS (LOSS) BEFORE INCOME TAXES AND DIVIDENDS ON PREFERRED
SECURITIES ISSUED BY SUBSIDIARIES                                     823          1,054          (1,512)       (21.9)         N/M

Income tax expense (benefit)                                          173            313            (297)       (44.7)         N/M

Dividends on preferred securities issued by subsidiaries               47             48              49         (2.1)        (4.1)
                                                                  -------        -------         -------

NET EARNINGS (LOSS)                                               $   603        $   693         $(1,264)       (13.0)         N/M
                                                                  =======        =======         =======

PREFERRED STOCK DIVIDENDS                                         $     9        $    10         $     9            -            -
                                                                  =======        =======         =======

EARNINGS (LOSS) PER COMMON SHARE
  Basic                                                           $  0.68        $  0.79         $ (1.51)       (13.9)         N/M
  Diluted                                                         $  0.63        $  0.73         $ (1.51)       (13.7)         N/M

AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
  Basic                                                             868.2          864.6           845.7          0.4          2.7
  Diluted                                                           942.9          934.5           845.7          0.9         11.5

ANNUALIZED RETURN ON AVERAGE COMMON EQUITY                           10.7%          12.7%            N/M

------------------------------------------------------------------------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

MERRILL LYNCH & CO., INC.
                                                                                                                  Exhibit 99(i)
                                                                                                                  Attachment II

PRELIMINARY UNAUDITED EARNINGS SUMMARY
OPERATING BASIS                                                      For the Three Months Ended             Percent Inc / (Dec)
                                                            -----------------------------------------     ---------------------
                                                            December 27,  September 27,   December 28,    4Q02 vs.     4Q02 vs.
(in millions, except per share amounts)                            2002           2002           2001         3Q02         4Q01
                                                            -----------   ------------    -----------     --------     --------
NET REVENUES
  Commissions                                                   $ 1,071        $ 1,122        $ 1,195         (4.5)%      (10.4)%
  Principal transactions                                            358            377            586         (5.0)       (38.9)
  Investment banking
      Underwriting                                                  420            332            538         26.5        (21.9)
      Strategic advisory                                            163            163            210            -        (22.4)
  Asset management and portfolio service fees                     1,106          1,217          1,279         (9.1)       (13.5)
  Other                                                             148            165             82        (10.3)        80.5
                                                                -------        -------        -------
    Subtotal                                                      3,266          3,376          3,890         (3.3)       (16.0)

  Interest and dividend revenues                                  3,212          3,484          3,684         (7.8)       (12.8)
  Less interest expense                                           2,273          2,498          2,822         (9.0)       (19.5)
                                                                -------        -------        -------
    Net interest profit                                             939            986            862         (4.8)         8.9
                                                                -------        -------        -------
  TOTAL NET REVENUES                                              4,205          4,362          4,752         (3.6)       (11.5)
                                                                -------        -------        -------
NON-INTEREST EXPENSES
  Compensation and benefits                                       1,983          2,228          2,291        (11.0)       (13.4)
  Communications and technology                                     434            421            537          3.1        (19.2)
  Occupancy and related depreciation                                225            218            257          3.2        (12.5)
  Brokerage, clearing, and exchange fees                            175            182            198         (3.8)       (11.6)
  Advertising and market development                                114            125            128         (8.8)       (10.9)
  Professional fees                                                 155            135            137         14.8         13.1
  Office supplies and postage                                        62             62             83            -        (25.3)
  Goodwill amortization                                               -              -             51            -       (100.0)
  Other                                                             145            130            346         11.5        (58.1)
                                                                -------        -------        -------
  TOTAL NON-INTEREST EXPENSES                                     3,293          3,501          4,028         (5.9)       (18.2)
                                                                -------        -------        -------
OPERATING EARNINGS BEFORE INCOME TAXES AND DIVIDENDS ON
PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                         912            861            724          5.9         26.0

Income tax expense                                                  250            235            184          6.4         35.9

Dividends on preferred securities issued by subsidiaries             47             48             49         (2.1)        (4.1)
                                                                -------        -------        -------
OPERATING EARNINGS                                              $   615          $ 578        $   491          6.4         25.3
                                                                =======        =======        =======

Research related expenses, net of income tax (benefit) of $(35)     (65)             -              -          N/M          N/M

Recoveries/(expenses) related to September 11, net of income
    tax expense (benefit) of $9, $77 and $(13), respectively         12            114            (30)       (89.5)         N/M

Restructuring and other charges, net of income tax expense
   (benefit) of $(51), $1 and $(468), respectively                   41              1         (1,725)         N/M          N/M
                                                                -------        -------        -------

NET EARNINGS (LOSS)                                             $   603        $   693        $(1,264)       (13.0)         N/M
                                                                =======        =======        =======

PREFERRED STOCK DIVIDENDS                                       $     9        $    10        $     9            -            -
                                                                =======        =======        =======
OPERATING EARNINGS PER COMMON SHARE
  Basic                                                         $  0.70        $  0.66        $  0.57          6.1         22.8
  Diluted                                                       $  0.64        $  0.61        $  0.51          4.9         25.5

EARNINGS PER COMMON SHARE
  Basic                                                         $  0.68        $  0.79        $ (1.51)       (13.9)         N/M
  Diluted                                                       $  0.63        $  0.73        $ (1.51)(A)    (13.7)         N/M

AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
  Basic                                                           868.2          864.6          845.7          0.4          2.7
  Diluted                                                         942.9          934.5          938.0          0.9          0.5
-------------------------------------------------------------------------------------------------------------------------------
Notes: Operating earnings, which exclude research related expenses, recoveries/expenses related to
September 11 and restructuring and other charges, should not be considered an alternative to net earnings (as determined in accordance with accounting principles generally accepted in the United
States), but rather as a measure considered relevant by management in comparing current year results with prior year results. For U.S. GAAP quarterly Preliminary Unaudited Earnings Summary, see Attachment I.
(A) Based on 845.7 diluted shares.
Certain prior period amounts have been reclassified to conform to the current period presentation.

MERRILL LYNCH & CO., INC.
                                                                                          Exhibit 99(i)
                                                                                         Attachment III


PRELIMINARY UNAUDITED EARNINGS SUMMARY
U.S. GAAP BASIS                                                  For the Year Ended
                                                              --------------------------
                                                              December 27,   December 28,      Percent
(in millions, except per share amounts)                              2002           2001    Inc / (Dec)
                                                              -----------    -----------    -----------
NET REVENUES
  Commissions                                                     $ 4,626        $ 5,266          (12.2)%
  Principal transactions                                            2,340          3,930          (40.5)
  Investment banking
      Underwriting                                                  1,741          2,438          (28.6)
      Strategic advisory                                              703          1,101          (36.1)
  Asset management and portfolio service fees                       4,914          5,351           (8.2)
  Other                                                               751            528           42.2
                                                                  -------        -------
    Subtotal                                                       15,075         18,614          (19.0)

  Interest and dividend revenues                                   13,178         20,143          (34.6)
  Less interest expense                                             9,645         16,877          (42.9)
                                                                  -------        -------
    Net interest profit                                             3,533          3,266            8.2
                                                                  -------        -------

  TOTAL NET REVENUES                                               18,608         21,880          (15.0)
                                                                  -------        -------

NON-INTEREST EXPENSES
  Compensation and benefits                                         9,426         11,269          (16.4)
  Communications and technology                                     1,741          2,232          (22.0)
  Occupancy and related depreciation                                  909          1,077          (15.6)
  Brokerage, clearing, and exchange fees                              727            895          (18.8)
  Advertising and market development                                  540            703          (23.2)
  Professional fees                                                   552            545            1.3
  Office supplies and postage                                         258            349          (26.1)
  Goodwill amortization                                                 -            207         (100.0)
  Other                                                               611            902          (32.3)
  Research related expenses                                           211              -            N/M
  (Recoveries)/expenses related to September 11                      (212)           131            N/M
  Restructuring and other charges                                       8          2,193          (99.6)
                                                                  -------        -------
  TOTAL NON-INTEREST EXPENSES                                      14,771         20,503          (28.0)
                                                                  -------        -------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS ON PREFERRED
SECURITIES ISSUED BY SUBSIDIARIES                                   3,837          1,377          178.6

Income tax expense                                                  1,069            609           75.5

Dividends on preferred securities issued by subsidiaries              191            195           (2.1)
                                                                  -------        -------

NET EARNINGS                                                      $ 2,577        $   573          349.7
                                                                  =======        =======

PREFERRED STOCK DIVIDENDS                                         $    38        $    38              -
                                                                  =======        =======

EARNINGS PER COMMON SHARE
  Basic                                                           $  2.94        $  0.64          359.4
  Diluted                                                         $  2.69        $  0.57          371.9

AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
  Basic                                                             862.3          838.7            2.8
  Diluted                                                           942.2          938.6            0.4

ANNUALIZED RETURN ON AVERAGE COMMON EQUITY                           12.0%           2.7%

-----------------------------------------------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

MERRILL LYNCH & CO., INC.
                                                                                                 Exhibit 99(i)
                                                                                                 Attachment IV
PRELIMINARY UNAUDITED EARNINGS SUMMARY
OPERATING BASIS                                                            For the Year Ended
                                                                       --------------------------
                                                                       December 27,   December 28,    Percent
(in millions, except per share amounts)                                       2002           2001    Inc/(Dec)
                                                                       -----------  -------------  -------------
NET REVENUES
  Commissions                                                              $ 4,626        $ 5,266        (12.2)%
  Principal transactions                                                     2,340          3,930        (40.5)
  Investment banking
      Underwriting                                                           1,741          2,438        (28.6)
      Strategic advisory                                                       703          1,101        (36.1)
  Asset management and portfolio service fees                                4,914          5,351         (8.2)
  Other                                                                        751            528         42.2
                                                                           -------        -------
    Subtotal                                                                15,075         18,614        (19.0)

  Interest and dividend revenues                                            13,178         20,143        (34.6)
  Less interest expense                                                      9,645         16,877        (42.9)
                                                                           -------        -------
    Net interest profit                                                      3,533          3,266          8.2
                                                                           -------        -------
  TOTAL NET REVENUES                                                        18,608         21,880        (15.0)
                                                                           -------        -------
NON-INTEREST EXPENSES
  Compensation and benefits                                                  9,426         11,269        (16.4)
  Communications and technology                                              1,741          2,232        (22.0)
  Occupancy and related depreciation                                           909          1,077        (15.6)
  Brokerage, clearing, and exchange fees                                       727            895        (18.8)
  Advertising and market development                                           540            703        (23.2)
  Professional fees                                                            552            545          1.3
  Office supplies and postage                                                  258            349        (26.1)
  Goodwill amortization                                                          -            207       (100.0)
  Other                                                                        611            902        (32.3)
                                                                           -------        -------
  TOTAL NON-INTEREST EXPENSES                                               14,764         18,179        (18.8)
                                                                           -------        -------
OPERATING EARNINGS BEFORE INCOME TAXES AND DIVIDENDS ON
PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                                  3,844          3,701          3.9

Income tax expense                                                           1,101          1,125         (2.1)

Dividends on preferred securities issued by subsidiaries                       191            195         (2.1)
                                                                           -------        -------
OPERATING EARNINGS                                                         $ 2,552        $ 2,381          7.2
                                                                           =======        =======

Research related expenses, net of income tax (benefit) of $(68)               (143)             -          N/M

Recoveries/(expenses) related to September 11, net of income tax
expense (benefit)of $86 and $(48), respectively                                126            (83)         N/M

Restructuring and other charges, net of income tax expense
(benefit) of $(50) and $(468), respectively                                     42         (1,725)         N/M
                                                                           -------        -------

NET EARNINGS                                                               $ 2,577        $   573        349.7
                                                                           =======        =======

PREFERRED STOCK DIVIDENDS                                                  $    38        $    38            -
                                                                           =======        =======

OPERATING EARNINGS PER COMMON SHARE
  Basic                                                                    $  2.92        $  2.79          4.7
  Diluted                                                                  $  2.67        $  2.50          6.8

EARNINGS PER COMMON SHARE
  Basic                                                                    $  2.94        $  0.64        359.4
  Diluted                                                                  $  2.69        $  0.57        371.9

AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
  Basic                                                                      862.3          838.7          2.8
  Diluted                                                                    942.2          938.6          0.4
--------------------------------------------------------------------------------------------------------------
Notes: Operating earnings, which exclude research related expenses, recoveries/expenses related to
September 11 and restructuring and other charges, should not be considered an alternative to net earnings (as determined in accordance with accounting principles generally accepted in the United
States), but rather as a measure considered relevant by management in comparing current year results with prior year results. For U.S. GAAP full year Preliminary Unaudited Earnings Summary, see Attachment III.
Certain prior period amounts have been reclassified to conform to the current period presentation.

MERRILL LYNCH & CO., INC.
                                                                                                                 Exhibit 99(i)
                                                                                                                 Attachment V

PRELIMINARY SEGMENT DATA (UNAUDITED)
                                                              For the Three Months Ended                  For the Year Ended
                                                        -----------------------------------------    -------------------------
                                                        December 27, September 27,   December 28,    December 27,  December 28,
   (dollars in millions)                                       2002          2002          2001             2002          2001
                                                        -----------  ------------     ----------     -----------   -----------
   GLOBAL MARKETS & INVESTMENT BANKING
        Non-interest revenues                               $ 1,146       $ 1,269       $ 1,484          $ 6,171       $ 8,466
        Net interest profit                                     631           679           487            2,259         1,809
                                                            -------       -------       -------          -------       -------
        Total net revenues                                    1,777         1,948         1,971            8,430        10,275
                                                            -------       -------       -------          -------       -------
        Pre-tax earnings before September 11 recoveries/
          expenses, and restructuring and other charges         558           519           434            2,376         2,810

        Pre-tax earnings (loss)                                 547           569          (399)           2,415         1,977

        Pre-tax profit margin before September 11 recoveries/
          expenses and restructuring and other charges         31.4%         26.6%         22.0%            28.2%         27.3%
        Pre-tax profit margin                                  30.8%         29.2%          N/M             28.6%         19.2%
   ---------------------------------------------------------------------------------------------------------------------------
   GLOBAL PRIVATE CLIENT
        Non-interest revenues                               $ 1,806       $ 1,763       $ 1,993          $ 7,445       $ 8,399
        Net interest profit                                     318           325           386            1,336         1,518
                                                            -------       -------       -------          -------       -------
        Total net revenues                                    2,124         2,088         2,379            8,781         9,917
                                                            -------       -------       -------          -------       -------
        Pre-tax earnings before September 11 recoveries/
          expenses, and restructuring and other charges         298           293           311            1,205           918

        Pre-tax earnings (loss)                                 362           320          (766)           1,296          (159)

        Pre-tax profit margin before September 11 recoveries/
          expenses and restructuring and other charges         14.0%         14.0%         13.1%            13.7%          9.3%
        Pre-tax profit margin                                  17.0%         15.3%          N/M             14.8%          N/M
   ----------------------------------------------------------------------------------------------------------------------------
   MERRILL LYNCH INVESTMENT MANAGERS
        Non-interest revenues                               $   328       $   356       $   449          $ 1,529       $ 1,912
        Net interest profit                                      11             5             9               24            20
                                                            -------       -------       -------          -------       -------
        Total net revenues                                      339           361           458            1,553         1,932
                                                            -------       -------       -------          -------       -------
        Pre-tax earnings before restructuring and
          other charges                                          73            69            60              344           302

        Pre-tax earnings (loss)                                  50            69          (223)             321            19

        Pre-tax profit margin before restructuring and
          other charges                                        21.5%         19.1%         13.1%            22.2%         15.6%
        Pre-tax profit margin                                  14.7%         19.1%          N/M             20.7%          1.0%
   ----------------------------------------------------------------------------------------------------------------------------
   CORPORATE
        Non-interest revenues                               $   (14)      $   (12)      $   (36)         $   (70)      $  (163)
        Net interest profit                                     (21)          (23)          (20)             (86)          (81)
                                                            -------       -------       -------          -------       -------
        Total net revenues                                      (35)          (35)          (56)            (156)         (244)
                                                            -------       -------       -------          -------       -------
        Pre-tax earnings (loss) before September 11
          recoveries/expenses and research related expenses     (17)          (20)          (81)             (81)         (329)

        Pre-tax earnings (loss)                                (136)           96          (124)            (195)         (460)
   ---------------------------------------------------------------------------------------------------------------------------
   TOTAL
        Non-interest revenues                               $ 3,266       $ 3,376       $ 3,890          $15,075       $18,614
        Net interest profit                                     939           986           862            3,533         3,266
                                                            -------       -------       -------          -------       -------
        Total net revenues                                    4,205         4,362         4,752           18,608        21,880
                                                            -------       -------       -------          -------       -------
        Pre-tax earnings before September 11 recoveries/
          expenses, restructuring and other charges and
          research related expenses                             912           861           724            3,844         3,701

        Pre-tax earnings (loss)                                 823         1,054        (1,512)           3,837         1,377

        Pre-tax profit margin before September 11
          recoveries/expenses, restructuring and other
          charges and research related expenses                21.7%         19.7%         15.2%            20.7%         16.9%
        Pre-tax profit margin                                  19.6%         24.2%          N/M             20.6%          6.3%
   ---------------------------------------------------------------------------------------------------------------------------
   Notes: Pre-tax earnings for Corporate include September 11 expenses and research related expenses.
   Pre-tax earnings for the business segments include September 11 business interruption recoveries and restructuring and other charges.
   Certain prior period amounts have been restated to conform to the current period presentation.

MERRILL LYNCH & CO., INC.
                                                                                                Exhibit 99(i)
                                                                                                Attachment VI

CONSOLIDATED QUARTERLY EARNINGS  (UNAUDITED)                                                    (in millions)

                                                            4Q01       1Q02        2Q02       3Q02       4Q02
                                                          ------     ------      ------     ------     ------
   NET REVENUES
     Commissions
         Listed and over-the-counter securities           $  672     $  732      $  718     $  653     $  623
         Mutual funds                                        356        341         327        277        274
         Other                                               167        156         159        192        174
                                                          ------     ------      ------     ------     ------
         Total                                             1,195      1,229       1,204      1,122      1,071
     Principal transactions                                  586        877         728        377        358
     Investment banking
         Underwriting                                        538        478         511        332        420
         Strategic advisory                                  210        183         194        163        163
                                                          ------     ------      ------     ------     ------
         Total                                               748        661         705        495        583
     Asset management and portfolio service fees
         Asset management fees                               498        469         430        402        386
         Portfolio service fees                              525        557         571        526        480
         Account fees                                        120        133         135        138        122
         Other fees                                          136        134         162        151        118
                                                          ------     ------      ------     ------     ------
         Total                                             1,279      1,293       1,298      1,217      1,106
     Other                                                    82        219         219        165        148
                                                          ------     ------      ------     ------     ------
        Subtotal                                           3,890      4,279       4,154      3,376      3,266

     Interest and dividend revenues                        3,684      3,284       3,198      3,484      3,212
     Less interest expense                                 2,822      2,473       2,401      2,498      2,273
                                                          ------     ------      ------     ------     ------
        Net interest profit                                  862        811         797        986        939
                                                          ------     ------      ------     ------     ------
     TOTAL NET REVENUES                                    4,752      5,090       4,951      4,362      4,205
                                                          ------     ------      ------     ------     ------
   NON-INTEREST EXPENSES
     Compensation and benefits                             2,291      2,646       2,569      2,228      1,983
     Communications and technology                           537        474         412        421        434
     Occupancy and related depreciation                      257        238         228        218        225
     Brokerage, clearing, and exchange fees                  198        198         172        182        175
     Advertising and market development                      128        150         151        125        114
     Professional fees                                       137        130         132        135        155
     Office supplies and postage                              83         69          65         62         62
     Goodwill amortization                                    51          -           -          -          -
     Other                                                   346        173         163        130        145
     Research related expenses                                 -          -         111          -        100
     (Recoveries)/expenses related to September 11            43 (2)      -           -       (191)       (21)
     Restructuring and other charges                       2,193 (2)      -           -         (2)        10
                                                          ------     ------      ------     ------     ------
     TOTAL NON-INTEREST EXPENSES                           6,264      4,078       4,003      3,308      3,382
                                                          ------     ------      ------     ------     ------
   EARNINGS (LOSS) BEFORE INCOME TAXES, AND DIVIDENDS
   ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES         (1,512)     1,012         948      1,054        823

   Income tax expense (benefit)                             (297)       316         267        313        173

   Dividends on preferred securities issued by
    subsidiaries                                              49         49          47         48         47
                                                          ------     ------      ------     ------     ------

   NET EARNINGS (LOSS)                                   $(1,264)    $  647      $  634     $  693     $  603

-------------------------------------------------------------------------------------------------------------
PER COMMON SHARE DATA
                                                            4Q01       1Q02        2Q02       3Q02       4Q02
                                                          ------     ------      ------     ------     ------
     Earnings - Basic (1)                                 $ 0.57 (2) $ 0.75      $ 0.82     $ 0.66     $ 0.70
     Earnings - Diluted (1)                                 0.51 (2)   0.67        0.75       0.61       0.64
     Dividends paid                                         0.16       0.16        0.16       0.16       0.16
     Book value                                            23.03      23.73       24.46      25.17  25.72 est.
-------------------------------------------------------------------------------------------------------------
   Notes:
   (1) Before September 11 items, Restructuring and other charges and Research related expenses.
   (2) September 11 related expenses were $30 million after-tax and Restructuring and other charges were $1,725 million after-tax in the fourth quarter of 2001. Including these items, the basic and diluted loss per share was $(1.51).
   Certain prior period amounts have been reclassified to conform to the current period presentation.


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


MERRILL LYNCH & CO., INC.
                                                                                                     Exhibit 99(i)
                                                                                                    Attachment VII

PERCENTAGE OF QUARTERLY NET REVENUES  (UNAUDITED)

                                                              4Q01        1Q02        2Q02        3Q02        4Q02
                                                            ------      ------      ------      ------      ------
    NET REVENUES
      Commissions
          Listed and over-the-counter securities             14.1%       14.4%       14.5%       15.0%       14.8%
          Mutual funds                                        7.5%        6.7%        6.6%        6.4%        6.5%
          Other                                               3.5%        3.0%        3.2%        4.3%        4.2%
                                                            ------      ------      ------      ------      ------
          Total                                              25.1%       24.1%       24.3%       25.7%       25.5%
      Principal transactions                                 12.3%       17.2%       14.7%        8.6%        8.5%
      Investment banking
          Underwriting                                       11.3%        9.4%       10.3%        7.6%       10.0%
          Strategic advisory                                  4.4%        3.6%        3.9%        3.7%        3.9%
                                                            ------      ------      ------      ------      ------
          Total                                              15.7%       13.0%       14.2%       11.3%       13.9%
      Asset management and portfolio service fees
          Asset management fees                              10.5%        9.2%        8.7%        9.2%        9.2%
          Portfolio service fees                             11.0%       10.9%       11.5%       12.1%       11.4%
          Account fees                                        2.5%        2.6%        2.7%        3.2%        2.9%
          Other fees                                          2.9%        2.7%        3.3%        3.4%        2.8%
                                                            ------      ------      ------      ------      ------
          Total                                              26.9%       25.4%       26.2%       27.9%       26.3%
      Other                                                   1.9%        4.4%        4.5%        3.9%        3.5%
                                                            ------      ------      ------      ------      ------
         Subtotal                                            81.9%       84.1%       83.9%       77.4%       77.7%

      Interest and dividend revenues                         77.5%       64.5%       64.6%       79.9%       76.4%
      Less interest expense                                  59.4%       48.6%       48.5%       57.3%       54.1%
                                                            ------      ------      ------      ------      ------
         Net interest profit                                 18.1%       15.9%       16.1%       22.6%       22.3%
                                                            ------      ------      ------      ------      ------
      TOTAL NET REVENUES                                    100.0%      100.0%      100.0%      100.0%      100.0%
                                                            ------      ------      ------      ------      ------

    NON-INTEREST EXPENSES
      Compensation and benefits                              48.2%       52.0%       51.9%       51.1%       47.2%
      Communications and technology                          11.3%        9.3%        8.3%        9.7%       10.3%
      Occupancy and related depreciation                      5.4%        4.7%        4.6%        5.0%        5.4%
      Brokerage, clearing, and exchange fees                  4.2%        3.9%        3.5%        4.2%        4.2%
      Advertising and market development                      2.7%        2.9%        3.0%        2.9%        2.7%
      Professional fees                                       2.9%        2.6%        2.7%        3.1%        3.7%
      Office supplies and postage                             1.7%        1.4%        1.3%        1.4%        1.5%
      Goodwill amortization                                   1.1%           -           -           -           -
      Other                                                   7.3%        3.3%        3.3%        2.9%        3.3%
      Research related expenses                                  -           -        2.3%           -        2.4%
      (Recoveries)/expenses related to September 11           0.9%           -           -       -4.4%       -0.5%
      Restructuring and other charges                        46.1%           -           -       -0.1%        0.2%
                                                            ------      ------      ------      ------      ------
      TOTAL NON-INTEREST EXPENSES                           131.8%       80.1%       80.9%       75.8%       80.4%
                                                            ------      ------      ------      ------      ------

    EARNINGS (LOSS) BEFORE INCOME TAXES, AND DIVIDENDS
    ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES          -31.8%       19.9%       19.1%       24.2%       19.6%

    Income tax expense (benefit)                             -6.2%        6.2%        5.4%        7.2%        4.1%

    Dividends on preferred securities issued by
     subsidiaries                                             1.0%        1.0%        0.9%        1.1%        1.1%
                                                            ------      ------      ------      ------      ------

    NET EARNINGS (LOSS)                                     -26.6%       12.7%       12.8%       15.9%       14.4%

------------------------------------------------------------------------------------------------------------------

  COMMON SHARES OUTSTANDING (IN MILLIONS)
                                                              4Q01        1Q02        2Q02        3Q02        4Q02
                                                            ------      ------      ------      ------      ------
         Weighted-average - basic                            845.7       854.8       861.7       864.6       868.2
         Weighted-average - diluted                          845.7       949.2       942.6       934.5       942.9
         Period-end                                          850.2       862.9       865.4       869.0       873.8
------------------------------------------------------------------------------------------------------------------

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




MERRILL LYNCH & CO., INC.
                                                                                       Exhibit 99(i)
                                                                                     Attachment VIII

SUPPLEMENTAL DATA (UNAUDITED)                                                  (dollars in billions)
                                                  4Q01        1Q02       2Q02        3Q02       4Q02
                                               -------     -------    -------     -------    -------
    CLIENT ASSETS
    Private Client
       U.S.                                    $ 1,185     $ 1,179    $ 1,101     $ 1,019    $ 1,053
       Non - U.S.                                  101          96         94          87         89
                                               -------     -------    -------     -------    -------
    Total Private Client Assets                  1,286       1,275      1,195       1,106      1,142
    MLIM direct sales (1)                          172         167        158         145        146
                                               -------     -------    -------     -------    -------
    Total Client Assets                        $ 1,458     $ 1,442    $ 1,353     $ 1,251    $ 1,288
                                               =======     =======    =======     =======    =======
    ASSETS UNDER MANAGEMENT                    $   529     $   518    $   499     $   452    $   462

         Retail                                    220         215        203         182        189
         Institutional                             266         262        257         234        235
         Private Investors                          43          41         39          36         38

         U.S.                                      327         323        319         305        313
         Non-U.S.                                  202         195        180         147        149

         Equity                                    263         257        234         190        191
         Fixed Income                              119         119        121         119        122
         Money Market                              147         142        144         143        149

    ASSETS IN ASSET-PRICED ACCOUNTS            $   199     $   206    $   192     $   176    $   182
    ------------------------------------------------------------------------------------------------
    NET NEW MONEY

    PRIVATE CLIENT ACCOUNTS(6)
         U.S.                                  $    14     $     -    $     4     $     3    $    10
         Non-U.S.                                    2           1          -          (1)         -
                                               -------     -------    -------     -------    -------
            TOTAL                                   16           1          4           2         10
                                               -------     -------    -------     -------    -------
    ASSETS UNDER MANAGEMENT(3)(6)              $     4     $    (7)   $    (5)    $   (12)   $     5
    ------------------------------------------------------------------------------------------------
    BALANCE SHEET INFORMATION (ESTIMATED)

         Commercial Paper and
            Other Short-term Borrowings        $   5.1     $   4.6    $   6.0     $   6.6    $   7.4
         Deposits                                 85.8        85.9       81.1        80.8       81.8
         Long-term Borrowings                     76.6        77.3       75.5        73.9       76.4
         Preferred Securities Issued
            by Subsidiaries                        2.7         2.7        2.7         2.7        2.7
         Total Stockholders' Equity               20.0        20.9       21.6        22.3       22.9
    ------------------------------------------------------------------------------------------------
    GLOBAL EQUITY AND EQUITY-LINKED UNDERWRITING(2)(4)

         Volume                                $    15     $    15    $    10     $     3    $     6
         Market Share                             12.2%       14.9%       9.3%        6.6%      10.9%
         Ranking                                     2           2          4           5          2

    GLOBAL DEBT UNDERWRITING(2)(4)

         Volume                                $    68     $    91    $    83     $    58    $    51
         Market Share                              7.2%        8.6%       8.7%        7.4%       6.5%
         Ranking                                     5           2          3           5          7

    GLOBAL COMPLETED MERGERS AND ACQUISITIONS(2)(4)

         Volume                                $    79     $    62    $    64     $    79    $   116
         Market Share                             18.5%       22.1%      20.0%       23.8%      30.8%
         Ranking                                     4           3          4           3          5
    ------------------------------------------------------------------------------------------------
    FULL-TIME EMPLOYEES(5)                      57,100      56,100     54,400      53,200     50,900

    PRIVATE CLIENT FINANCIAL ADVISORS           16,400      15,900     15,100      14,600     14,000
    ------------------------------------------------------------------------------------------------
    (1)Reflects funds managed by MLIM not sold through Private Client channels.
    (2)Certain prior period amounts have been restated to conform to the current period presentation.
    (3)Adjusted to exclude the impact of transferring funds to U.S. bank deposits.
    (4)Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.
    (5)Excludes 1,500, 700, 1,000, 600, and 3,500 full-time employees on salary continuation severance at the end of 4Q02, 3Q02, 2Q02, 1Q02 and 4Q01, respectively.
    (6)Excluding the impact related to the restructuring of the Non-U.S. businesses.

    For more information, please contact:


    Investor Relations                        Phone:  866-607-1234
    Merrill Lynch & Co., Inc.                 Fax:    212-449-7461
                                              investor_relations@ml.com
                                              www.ir.ml.com

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